EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

     I, Sidney Ackerman, the President of Rosedale Decorative Products Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2003



                                                             /s/ SIDNEY ACKERMAN
                                                           Name: Sidney Ackerman
                                                                Title: President

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

     I, Norman G. Maxwell, the Chief Financial Officer of Rosedale Decorative Products Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2003



                                                           /s/ NORMAN G. MAXWELL
                                                         Name: Norman G. Maxwell
                                                  Title: Chief Financial Officer